Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces First Quarter 2024 Results
Results in Line with Guidance
Reaffirming Broadband Full Year Revenue Guidance
Increasing Full Year Video EBITDA Guidance
SAN JOSE, California, April 29, 2024 - Harmonic Inc. (NASDAQ: HLIT) today announced its unaudited results for the first quarter of 2024.
“Our first quarter results were within our guidance range and largely driven by our Broadband business,” said Patrick Harshman, president and chief executive officer of Harmonic. “Based on these results, our record backlog and deferred revenue, and our restructuring actions in Video to address market conditions and improve long-term growth and profitability, we are reaffirming our full year Broadband revenue guidance while increasing Video full year EBITDA guidance.”
Q1 Financial and Business Highlights
Financial
•Revenue: $122.1 million, compared to $157.6 million in the prior year period
◦Broadband segment revenue: $78.9 million, compared to $100.4 million in the prior year period
◦Video segment revenue: $43.2 million, compared to $57.3 million in the prior year period
•Gross margin: GAAP 51.7% and non-GAAP 52.5%, compared to GAAP 53.3% and non-GAAP 53.9% in the prior year period
◦Broadband segment non-GAAP gross margin: 47.5% compared to 50.1% in the prior year period
◦Video segment non-GAAP gross margin: 61.6% compared to 60.4% in the prior year period
•Operating income (loss): GAAP loss $9.5 million and non-GAAP income $1.2 million, compared to GAAP income $11.2 million and non-GAAP income $18.7 million in the prior year period
•Net income (loss): GAAP net loss $8.1 million and non-GAAP net income of $0.4 million, compared to GAAP net income $5.1 million and non-GAAP net income $14.3 million in the prior year period
•Non-GAAP adjusted EBITDA: $4.1 million income compared to $21.4 million income in the prior year period
•Net income (loss) per share: GAAP net loss per share of $0.07 and non-GAAP net income per share of $0.00, compared to GAAP net income per share of $0.04 and non-GAAP net income per share of $0.12 in the prior year period
•Record backlog and deferred revenue of $677.8 million
•Cash: $84.3 million, compared to the $90.9 million in the prior year period
Business
•Commercially deployed our cOSTM solution with 113 customers, serving 28.6 million cable modems
•Improved Broadband customer diversification, including mix of business from the Company’s two largest customers
•Millicom (NASDAQ: TIGO), through the TIGO® brand, successfully launched XGS-PON fiber-to-the-home (FTTH) with Harmonic's industry-leading cOS broadband platform
•Recently introduced state-of-the-art in-stream advertising for live sports streaming as part of our Video SaaS offering

Select Financial Information

	GAAP			Non-GAAP
Key Financial Results	Q1 2024	Q4 2023	Q1 2023	Q1 2024	Q4 2023	Q1 2023
	(Unaudited, in millions, except per share data)
Net revenue	$122.1	$167.1	$157.6	*	*	*
Net income (loss)	$(8.1)	$83.8	$5.1	$0.4	$14.7	$14.3
Net income (loss) per share	$(0.07)	$0.72	$0.04	$0.00	$0.13	$0.12

Other Financial Information				Q1 2024	Q4 2023	Q1 2023
				(Unaudited, in millions)
Adjusted EBITDA for the quarter (1)				$4.1	$21.7	$21.4
Bookings for the quarter				$146.1	$196.5	$325.5
Backlog and deferred revenue as of quarter end				$677.8	$653.2	$623.5
Cash and cash equivalents as of quarter end				$84.3	$84.3	$90.9
(1) Adjusted EBITDA is a Non-GAAP financial measure. Refer to "Preliminary Adjusted EBITDA Reconciliation" below for a reconciliation to net income (loss), the most comparable GAAP measure.
* Not applicable

Explanations regarding our use of non-GAAP financial measures and related definitions, and reconciliations of our GAAP and Non-GAAP measures, are provided in the sections below entitled “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations”.
Financial Guidance

	Q2 2024 GAAP Financial Guidance
(Unaudited, in millions, except percentages and per share data)	Low			High
	Broadband	Video	Total GAAP	Broadband	Video	Total GAAP
Net revenue	$85	$40	$125	$95	$45	$140
Gross margin %			51.0%			52.1%
Gross profit			$64			$73
Tax rate			23%			23%
Net loss			$(19)			$(14)
Net loss per share			$(0.17)			$(0.12)
Shares (1)			115.3			115.3
(1) The guidance considers the impact of the 2024 Convertible Notes redemption and assumptions on repurchases during 2024 under the Company's stock repurchase program.

	2024 GAAP Financial Guidance
(Unaudited, in millions, except percentages and per share data)	Low			High
	Broadband	Video	Total GAAP	Broadband	Video	Total GAAP
Net revenue	$460	$185	$645	$500	$195	$695
Gross margin %			50.5%			52.5%
Gross profit			$326			$365
Tax rate			23%			23%
Net income			$18			$40
Net income per share			$0.15			$0.34
Shares (1)			118.5			118.5
(1) The guidance considers the impact of the 2024 Convertible Notes redemption and assumptions on repurchases during 2024 under the Company's stock repurchase program. Diluted shares assumes stock price at $12.76 (Q1 2024 average price).

	Q2 2024 Non-GAAP Financial Guidance (1)
(Unaudited, in millions, except percentages and per share data)	Low			High
	Broadband	Video	Total	Broadband	Video	Total
Gross margin %	47.0%	62.0%	51.8%	48.0%	63.0%	52.9%
Gross profit	$40	$25	$65	$46	$28	$74
Adjusted EBITDA(2)	$11	$(5)	$6	$15	$(2)	$13
Tax rate			19%			19%
Net income per share			$—			$0.05
Shares (3)			116.8			116.8
(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations on Financial Guidance” below.
(2) Refer to “Adjusted EBITDA Reconciliation on Financial Guidance” below for a reconciliation to net income (loss), the most comparable GAAP measure.
(3) The guidance considers the impact of the 2024 Convertible Notes redemption and assumptions on repurchases during 2024 under the Company's stock repurchase program. Diluted shares assumes stock price at $12.76 (Q1 2024 average price).

	2024 Non-GAAP Financial Guidance (1)
(Unaudited, in millions, except percentages and per share data)	Low			High
	Broadband	Video	Total	Broadband	Video	Total
Gross margin %	46.5%	62.0%	51.0%	48.5%	64.0%	52.9%
Gross profit	$214	$115	$329	$243	$125	$368
Adjusted EBITDA(2)	$95	$—	$95	$119	$5	$124
Tax rate			19%			19%
Net income per share (3)			$0.51			$0.71
Shares (3)			118.5			118.5
(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations on Financial Guidance” below.
(2) Refer to “Adjusted EBITDA Reconciliation on Financial Guidance” below for a reconciliation to net income, the most comparable GAAP measure.
(3) The guidance considers the impact of the 2024 Convertible Notes redemption and assumptions on repurchases during 2024 under the Company's stock repurchase program. Diluted shares assumes stock price at $12.76 (Q1 2024 average price).

Conference Call Information
Harmonic will host a conference call to discuss its financial results at 2:00 p.m. PT (5:00 p.m. ET) on Monday, April 29, 2024. The live webcast will be available on the Harmonic Investor Relations website at http://investor.harmonicinc.com. To participate via telephone, please register in advance using this link, https://register.vevent.com/register/BI25a8c58a23b84db08431619b5ef84f3d. A replay will be available after 5:00 p.m. PT on the same web site.
About Harmonic Inc.
Harmonic (NASDAQ: HLIT), the worldwide leader in virtualized broadband and video delivery solutions, enables media companies and service providers to deliver ultra-high-quality video streaming and broadcast services to consumers globally. The company revolutionized broadband networking via the industry’s first virtualized broadband solution, enabling cable operators to more flexibly deploy gigabit internet service to consumers’ homes and mobile devices. Whether simplifying OTT video delivery via innovative cloud and software platforms, or powering the delivery of gigabit internet cable services, Harmonic is changing the way media companies and service providers monetize live and on-demand content on every screen. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: net revenue, gross margins, operating expenses, operating income (loss), Adjusted EBITDA, tax expense and tax rate, and net income (loss) per diluted share. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: the market and technology trends underlying our Video and Broadband businesses will not continue to develop in their current direction or pace; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the impact of general economic conditions on our sales and operations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite, telco, broadcast and media industries; customer concentration and consolidation; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations; exchange rate fluctuations of the currencies in which we conduct business; risks associated with our cOSTM and VOS product solutions; dependence on various video and broadband industry trends; inventory management; the lack of timely availability or the impact of increases in the prices of parts or raw materials necessary to produce our products; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; and the impact on our business of natural disasters. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2023, our most recent Quarterly Report on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.
Use of Non-GAAP Financial Measures
The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, establish operating budgets, set internal measurement targets and make operating decisions.
These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Harmonic's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Harmonic's results of operations in conjunction with the corresponding GAAP measures.

The Company believes that the presentation of non-GAAP measures, when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and its historical and projected results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.
The non-GAAP measures presented here are: Gross profit, operating expenses, income (loss) from operations, non-operating expenses and net income (loss), Adjusted EBITDA (including those amounts as a percentage of revenue) and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures.
Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
Stock-based compensation - Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. We believe that management is limited in its ability to project the impact stock-based compensation would have on our operating results. In addition, for comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of our core business and to facilitate the comparison of our results to the results of our peer companies.
Restructuring and related charges - Harmonic from time to time incurs restructuring charges which primarily consist of employee severance, one-time termination benefits related to the reduction of its workforce, lease exit costs, and other costs. These charges are associated with material business shifts. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Non-cash interest expense and other expenses related to convertible notes and other debt - We record the amortization of issuance costs as non-cash interest expense. We believe that excluding these costs provides meaningful supplemental information regarding operational performance and liquidity, along with enhancing investors’ ability to view the Company’s results from management’s perspective. In addition, we believe excluding these costs from the non-GAAP measures facilitates comparisons to our historical operating results and comparisons to peer company operating results.
Discrete tax items and tax effect of non-GAAP adjustments - The income tax effect of non-GAAP adjustments relates to the tax effect of the adjustments that we incorporate into non-GAAP financial measures in order to provide a more meaningful measure of non-GAAP net income.
Depreciation - Depreciation expense, along with interest, tax and stock-based compensation expense, and restructuring charges, is excluded from Adjusted EBITDA because we do not believe depreciation and the other items relate to the ordinary course of our business or are reflective of our underlying business performance.
Non-recurring advisory fees - There were non-recurring costs that we excluded from non-GAAP results relating to professional accounting, tax and legal fees associated with strategic corporate initiatives, including our recently concluded Video business strategic review.
Impairment losses - There were impairment losses that we excluded from non-GAAP results relating to reduction of our leased office space, as we continue to adapt to the changing dynamics of work and seek to optimize value for our business.
CONTACTS:

Walter Jankovic	David Hanover
Chief Financial Officer	Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.490.6152	+1.212.896.1220

Harmonic Inc.
Preliminary Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except par value)

	March 29, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$84,305	$84,269
Accounts receivable, net	105,854	141,531
Inventories	86,631	83,982
Prepaid expenses and other current assets	24,019	20,950
Total current assets	300,809	330,732
Property and equipment, net	35,239	36,683
Operating lease right-of-use assets	19,420	20,817
Goodwill	238,287	239,150
Deferred income taxes	108,418	104,707
Other non-current assets	38,497	36,117
Total assets	$740,670	$768,206

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Convertible debt, current	$115,109	$114,880
Other debts, current	4,813	4,918
Accounts payable	43,844	38,562
Deferred revenue	51,500	46,217
Operating lease liabilities, current	6,507	6,793
Other current liabilities	53,045	61,024
Total current liabilities	274,818	272,394
Other debts, non-current	10,271	10,495
Operating lease liabilities, non-current	17,711	18,965
Other non-current liabilities	28,716	29,478
Total liabilities	331,516	331,332

Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 111,946 and 112,407 shares issued and outstanding at March 29, 2024 and December 31, 2023, respectively	112	112
Additional paid-in capital	2,410,094	2,405,043
Accumulated deficit	(1,992,339)	(1,962,575)
Accumulated other comprehensive loss	(8,713)	(5,706)
Total stockholders’ equity	409,154	436,874
Total liabilities and stockholders’ equity	$740,670	$768,206

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended
	March 29, 2024	March 31, 2023
Revenue:
Appliance and integration	$81,595	$114,794
SaaS and service	40,465	42,855
Total net revenue	122,060	157,649
Cost of revenue:
Appliance and integration	43,074	59,748
SaaS and service	15,905	13,847
Total cost of revenue	58,979	73,595
Total gross profit	63,081	84,054
Operating expenses:
Research and development	30,705	33,509
Selling, general and administrative	38,865	39,282
Restructuring and related charges	3,037	83
Total operating expenses	72,607	72,874
Income (loss) from operations	(9,526)	11,180
Interest expense, net	(723)	(706)
Other expense, net	(289)	(293)
Income (loss) before income taxes	(10,538)	10,181
Provision for (benefit from) income taxes	(2,449)	5,088
Net income (loss)	$(8,089)	$5,093

Net income (loss) per share:
Basic	$(0.07)	$0.05
Diluted	$(0.07)	$0.04
Weighted average shares outstanding:
Basic	112,350	110,794
Diluted	112,350	117,758

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Three Months Ended
	March 29, 2024	March 31, 2023
Cash flows from operating activities:
Net income (loss)	$(8,089)	$5,093
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	3,085	3,030
Stock-based compensation	6,923	7,424
Foreign currency remeasurement	(1,108)	1,290
Deferred income taxes, net	(3,806)	547
Provision for excess and obsolete inventories	757	2,027
Other adjustments	240	703
Changes in operating assets and liabilities:
Accounts receivable	35,187	20,530
Inventories	(4,571)	(10,547)
Other assets	(5,041)	(2,566)
Accounts payable	5,988	(12,507)
Deferred revenues	5,071	1,721
Other liabilities	(7,816)	(10,475)
Net cash provided by operating activities	26,820	6,270
Cash flows from investing activities:
Purchases of property and equipment	(1,911)	(2,331)
Net cash used in investing activities	(1,911)	(2,331)
Cash flows from financing activities:
Payments for debt issuance costs	(327)	—
Repurchase of common stock	(21,675)	—
Repayment of other debts	—	(152)
Proceeds from common stock issued to employees	3,542	3,085
Taxes paid related to net share settlement of equity awards	(5,413)	(6,353)
Net cash used in financing activities	(23,873)	(3,420)
Effect of exchange rate changes on cash and cash equivalents	(1,000)	772
Net increase in cash and cash equivalents	36	1,291
Cash and cash equivalents at beginning of period	84,269	89,586
Cash and cash equivalents at end of period	$84,305	$90,877

Harmonic Inc.
Preliminary GAAP Revenue Information
(Unaudited, in thousands, except percentages)

	Three Months Ended
	March 29, 2024		December 31, 2023		March 31, 2023
Geography
Americas	$93,031	76%	$129,406	77%	$115,666	73%
EMEA	23,560	19%	30,041	18%	32,941	21%
APAC	5,469	5%	7,645	5%	9,042	6%
Total	$122,060	100%	$167,092	100%	$157,649	100%

Market
Service Provider	$86,693	71%	$128,566	77%	$117,989	75%
Broadcast and Media	35,367	29%	38,526	23%	39,660	25%
Total	$122,060	100%	$167,092	100%	$157,649	100%

Harmonic Inc.
Preliminary Segment Information
(Unaudited, in thousands, except percentages)

	Three Months Ended March 29, 2024
	Broadband		Video		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$78,897		$43,163		$122,060		$—	$122,060
Gross profit	37,494	(1)	26,569	(1)	64,063	(1)	(982)	63,081
Gross margin %	47.5%	(1)	61.6%	(1)	52.5%	(1)		51.7%

	Three Months Ended December 31, 2023
	Broadband		Video		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$115,229		$51,863		$167,092		$—	$167,092
Gross profit	48,803	(1)	33,491	(1)	82,294	(1)	(427)	81,867
Gross margin %	42.4%	(1)	64.6%	(1)	49.3%	(1)		49.0%

	Three Months Ended March 31, 2023
	Broadband		Video		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$100,351		$57,298		$157,649		$—	$157,649
Gross profit	50,290	(1)	34,614	(1)	84,904	(1)	(850)	84,054
Gross margin %	50.1%	(1)	60.4%	(1)	53.9%	(1)		53.3%
(1) Segment gross margin and segment gross profit are Non-GAAP financial measures. Refer to “Use of Non-GAAP Financial Measures” above and “GAAP to Non-GAAP Reconciliations" below.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(in thousands, except percentages and per share data)

	Three Months Ended March 29, 2024
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$122,060	$63,081	$72,607	$(9,526)	$(1,012)	$(8,089)
Stock-based compensation	—	522	(6,401)	6,923	—	6,923
Restructuring and related charges	—	460	(3,037)	3,497	—	3,497
Non-recurring advisory fees	—	—	(349)	349	—	349
Loss on fixed asset disposal	—	—	—	—	11	11
Non-cash interest and other expenses related to convertible notes	—	—	—	—	229	229
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(2,538)
Total adjustments	—	982	(9,787)	10,769	240	8,471
Non-GAAP	$122,060	$64,063	$62,820	$1,243	$(772)	$382
As a % of revenue (GAAP)		51.7%	59.5%	(7.8)%	(0.8)%	(6.6)%
As a % of revenue (Non-GAAP)		52.5%	51.5%	1.0%	(0.6)%	0.3%
Diluted net income (loss) per share:
GAAP						$(0.07)
Non-GAAP						$0.00
Shares used in per share calculation:
GAAP						112,350
Non-GAAP						118,107

	Three Months Ended December 31, 2023
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$167,092	$81,867	$72,234	$9,633	$(820)	$83,841
Stock-based compensation	—	454	(6,151)	6,605	—	6,605
Restructuring and related charges	—	(27)	—	(27)	—	(27)
Non-recurring advisory fees	—	—	(2,702)	2,702	—	2,702
Non-cash interest and other expenses related to convertible notes	—	—	—	—	233	233
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(78,693)
Total adjustments	—	427	(8,853)	9,280	233	(69,180)
Non-GAAP	$167,092	$82,294	$63,381	$18,913	$(587)	$14,661
As a % of revenue (GAAP)		49.0%	43.2%	5.8%	(0.5)%	50.2%
As a % of revenue (Non-GAAP)		49.3%	37.9%	11.3%	(0.4)%	8.8%
Diluted net income per share:
GAAP						$0.72
Non-GAAP						$0.13
Shares used in per share calculation:
GAAP and Non-GAAP						115,691

	Three Months Ended March 31, 2023
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$157,649	$84,054	$72,874	$11,180	$(999)	$5,093
Stock-based compensation	—	850	(6,574)	7,424	—	7,424
Restructuring and related charges	—	—	(83)	83	—	83
Non-cash interest and other expenses related to convertible notes	—	—	—	—	223	223
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	1,506
Total adjustments	—	850	(6,657)	7,507	223	9,236
Non-GAAP	$157,649	$84,904	$66,217	$18,687	$(776)	$14,329
As a % of revenue (GAAP)		53.3%	46.2%	7.1%	(0.6)%	3.2%
As a % of revenue (Non-GAAP)		53.9%	42.0%	11.9%	(0.5)%	9.1%
Diluted net income per share:
GAAP						$0.04
Non-GAAP						$0.12
Shares used in per share calculation:
GAAP and Non-GAAP						117,758

Harmonic Inc.
Calculation of Adjusted EBITDA by Segment (Unaudited)
(In thousands, except percentages)

	Three Months Ended March 29, 2024
	Broadband	Video
Income (loss) from operations (1)	$8,594	$(7,351)
Depreciation	1,986	1,099
Other non-operating expenses, net	(179)	(99)
Adjusted EBITDA(2)	$10,401	$(6,351)
Revenue	$78,897	$43,163
Adjusted EBITDA margin % (2)	13.2%	(14.7)%

	Three Months Ended December 31, 2023
	Broadband	Video
Income (loss) from operations (1)	$20,268	$(1,355)
Depreciation	1,794	1,283
Other non-operating expenses, net	(160)	(89)
Adjusted EBITDA(2)	$21,902	$(161)
Revenue	$115,229	$51,863
Adjusted EBITDA margin % (2)	19.0%	(0.3)%

	Three Months Ended March 31, 2023
	Broadband	Video
Income (loss) from operations (1)	$20,113	$(1,426)
Depreciation	1,644	1,386
Other non-operating expenses, net	(171)	(122)
Adjusted EBITDA(2)	$21,586	$(162)
Revenue	$100,351	$57,298
Adjusted EBITDA margin % (2)	21.5%	(0.3)%
(1) Refer to "Use of Non-GAAP Financial Measures" and "GAAP to Non-GAAP Reconciliations" above.
(2) Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. Refer below for the reconciliation of consolidated adjusted EBITDA to net income (loss), the most directly comparable GAAP measure.

Harmonic Inc.
Preliminary Loss to Consolidated Segment Adjusted EBITDA Reconciliation (Unaudited)
(In thousands, except percentages)

	Three Months Ended
	March 29, 2024	December 31, 2023	March 31, 2023
Net income (loss) (GAAP)	$(8,089)	$83,841	$5,093
Provision for (benefit from) income taxes	(2,449)	(75,028)	5,088
Interest expense, net	723	571	706
Depreciation	3,085	3,077	3,030
EBITDA	(6,730)	12,461	13,917

Adjustments
Stock-based compensation	6,923	6,605	7,424
Restructuring and related charges	3,497	(27)	83
Non-recurring advisory fees	349	2,702	—
Loss on fixed asset disposal	11	—	—
Total consolidated segment adjusted EBITDA (Non-GAAP)	$4,050	$21,741	$21,424
Revenue	$122,060	$167,092	$157,649
Net income (loss) margin (GAAP)	(6.6)%	50.2%	3.2%
Consolidated segment Adjusted EBITDA margin (Non-GAAP)	3.3%	13.0%	13.6%

Harmonic Inc.
GAAP to Non-GAAP Reconciliations on Financial Guidance (Unaudited)
(In millions, except percentages and per share data)

	Q2 2024 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Income from Operations			Net Income (Loss)
GAAP	$125	to	$140	$64	to	$73	$80	to	$82	$(16)	to	$(9)	$(19)	to	$(14)
Stock-based compensation expense	—			—			(6)			6			6
Restructuring and related charges	—			1			(12)			13			13
Impairment losses	—			—			—			—			6
Tax effect of non-GAAP adjustments	—			—			—			—			(6)	to	(5)
Total adjustments	—			1			(18)			19			19	to	20
Non-GAAP	$125	to	$140	$65	to	$74	$62	to	$64	$3	to	$10	$—	to	$6
As a % of revenue (GAAP)				51.0%	to	52.1%	64.0%	to	58.6%	(12.8)%	to	(6.4)%	(15.4)%	to	(9.9)%
As a % of revenue (Non-GAAP)				51.8%	to	52.9%	49.6%	to	45.7%	2.2%	to	7.1%	0.2%	to	4.4%
Diluted net income (loss) per share:
GAAP													$(0.17)	to	$(0.12)
Non-GAAP													$—	to	$0.05
Shares used in per share calculation:
GAAP													115.3
Non-GAAP													116.8
(1) Components may not sum to total due to rounding.

	2024 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Income from Operations			Net Income
GAAP	$645	to	$695	$326	to	$365	$288	to	$298	$38	to	$67	$18	to	$40
Stock-based compensation expense	—			1			(27)			28			28
Restructuring and related charges	—			2			(15)			17			17
Impairment loss	—			—			—			—			6
Non-cash interest and other expenses related to convertible notes	—			—			—			—			1
Tax effect of non-GAAP adjustments	—			—			—			—			(9)	to	(8)
Total adjustments	—			3			(42)			45			43	to	44
Non-GAAP	$645	to	$695	$329	to	$368	$246	to	$256	$83	to	$112	$61	to	$84
As a % of revenue (GAAP)				50.5%	to	52.5%	44.7%	to	42.9%	5.9%	to	9.6%	2.8%	to	5.8%
As a % of revenue (Non-GAAP)				51.0%	to	52.9%	38.1%	to	36.8%	12.9%	to	16.1%	9.5%	to	12.1%
Diluted net income per share:
GAAP													$0.15	to	$0.34
Non-GAAP													$0.51	to	$0.71
Shares used in per share calculation:
GAAP and Non-GAAP													118.5
(1) Components may not sum to total due to rounding.

Harmonic Inc.
Calculation of Adjusted EBITDA by Segment on Financial Guidance (Unaudited) (1)
(In millions)

	Q2 2024 Financial Guidance
	Broadband			Video
Income (loss) from operations (2)	$9	to	$14	$(6)	to	$(4)
Depreciation	2		2	1		1
Other non-operating expenses	—		(1)	—		1
Segment adjusted EBITDA(3)	$11	to	$15	$(5)	to	$(2)

	2024 Financial Guidance
	Broadband			Video
Income (loss) from operations (2)	$88	to	$112	$(5)	to	$—
Depreciation	8		8	5		5
Other non-operating expenses	(1)		(1)	—		—
Segment adjusted EBITDA(3)	$95	to	$119	$—	to	$5
(1) Components may not sum to total due to rounding.
(2) Refer to "Use of Non-GAAP Financial Measures" and "GAAP to Non-GAAP Reconciliations on Financial Guidance" above.
(3) Segment Adjusted EBITDA is a Non-GAAP financial measure. Refer below for the "Net income (loss) to consolidated segment Adjusted EBITDA reconciliation on Financial Guidance".

Harmonic Inc.
Net Income (Loss) to Consolidated Segment Adjusted EBITDA Reconciliation on Financial Guidance (Unaudited) (1)
(In millions)

	Q2 2024 Financial Guidance			2024 Financial Guidance
Net income (loss) (GAAP)	$(19)	to	$(14)	18	to	$40
Provision for income taxes	(6)		(4)	5		12
Interest expense, net	3		3	8		8
Depreciation	3		3	13		13
EBITDA	(19)	to	(12)	44	to	73

Adjustments
Stock-based compensation	6		6	28		28
Restructuring and related charges	13		13	17		17
Impairment loss	6		6	6		6
Total consolidated segment adjusted EBITDA (Non-GAAP) (2)	$6	to	$13	$95	to	$124
(1) Components may not sum to total due to rounding.
(2) Consolidated Segment adjusted EBITDA is a Non-GAAP financial measure. Refer to "Use of Non-GAAP Financial Measures" above.